UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2009

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

120 Kearny Street, San Francisco, CA 94108

(Address of principal executive offices, including zip code)

(415) 636-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Charles Schwab Corporation (the Company) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical segment information to reflect the combination of the Company’s Schwab Institutional and Schwab Corporate and Retirement Services segments into a single business unit called Institutional Services. The Company’s segments are as follows: Investor Services and Institutional Services. This segment change was made in the first quarter of 2009 in accordance with the provisions of Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and reflects the manner in which the Company currently manages its business.

Additionally, the Company adopted FASB Staff Position (FSP) on Emerging Task Force (EITF) Issue 03-6-1 (FSP EITF 03-6-1) – Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, on January 1, 2009. This FSP requires the inclusion of unvested share-based payments awards with non-forfeitable rights to dividends or dividend equivalents as participating securities in the computation of earnings per share (EPS) under the two-class method described in SFAS No. 128 – Earnings Per Share. This FSP requires retrospective adjustment to all prior-period EPS data presented. The Company does have participating securities in the form of unvested restricted common shares related to the Company’s stock incentive plans. The adoption of this FSP did not change any of the previously reported EPS data in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, except for the years ended December 31, 2007 and 2006 as shown in bold face in the following table.

For the Year Ended December 31,	2007		2006
	As Adjusted	As Previously Reported	As Adjusted	As Previously Reported
EPS – Basic:
Income from continuing operations	$.93	$.93	$.70	$.70
Income from discontinued operations, net of tax	$1.05	$1.06	$.26	$.27
Net income	$1.98	$1.99	$.96	$.97

EPS – Diluted:
Income from continuing operations	$.92	$.92	$.69	$.69
Income from discontinued operations, net of tax	$1.04	$1.05	$.26	$.26
Net income	$1.96	$1.97	$.95	$.95

This Current Report on Form 8-K updates the following items in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the segment change and the impact of FSP EITF 03-6-1 on EPS:

Form 10-K:

Item 1.	Business (revisions to segment information)

Item 6.	Selected Financial Data (revisions to EPS data)

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations (revisions to segment information)

Item 8.	Financial Statements and Supplementary Data (revisions to the Consolidated Statements of Income and Notes 2, 19, and 27 for EPS data and revisions to Notes 21 and 23 for segment information)

All updates to the Company’s Annual Report on Form 10-K relate solely to the presentation of segment-specific disclosures on a basis consistent with the realigned segment reporting structure and the impact on FSP EITF 03-6-1 on EPS. These updates have no effect on the Company’s previously reported results of operations, financial position, or cash flows. All other information in the Annual Report on Form 10-K remains unchanged and has not been otherwise updated for events occurring after December 31, 2008. The information in this Current Report on Form 8–K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission (except for the items updated herein).

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Exchange Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From The Charles Schwab Corporation Annual Report on Form 10-K for the year ended December 31, 2008: “Part I—Item 1. Business”, “Part II – Item 6. Selected Financial Data”, “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Part II—Item 8. Financial Statements and Supplementary Data (revisions to the Consolidated Statements of Income and Notes 2, 19, 21, 23, and 27).”

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: June 1, 2009	BY:	/s/ Joseph R. Martinetto
Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From The Charles Schwab Corporation Annual Report on Form 10-K for the year ended December 31, 2008: “Part I - Item 1. Business”, “Part II – Item 6. Selected Financial Data”, “Part II - Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Part II - Item 8. Financial Statements and Supplementary Data (revisions to the Consolidated Statements of Income and Notes 2, 19, 21, 23, and 27).”